UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  January 29, 2015

Platform Specialty Products Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-36272	37-1744899
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5200 Blue Lagoon Drive Suite 855 Miami, Florida	33126
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 575-5850

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

Purchase Agreement

On January 29, 2015, Platform Specialty Products Corporation (“Platform”), PSPC Escrow Corp., a wholly-owned subsidiary of Platform (the “Escrow Issuer”) and the guarantors named therein (the “Guarantors”), entered into a purchase agreement (the “Purchase Agreement”), pursuant to which the Escrow Issuer agreed to sell an additional $100 million aggregate principal amount of 6.500% senior notes due 2022 denominated in U.S. dollars at an issue price of $1,010 per $1,000 principal amount (the “Additional USD Notes”) to the initial purchasers listed in the Purchase Agreement (collectively, the “Initial Purchasers”).

The offering of the Additional USD Notes closed on February 2, 2015. The Purchase Agreement provided that concurrently with such closing, the gross proceeds from the Additional USD Notes offering (plus an additional amount from Platform necessary to provide for the special mandatory redemption price of the Additional USD Notes) were to be deposited into an escrow account until the date on which certain escrow conditions are satisfied, including the closing of Platform’s previously-announced proposed acquisition of Arysta LifeScience Limited (the “Arysta Acquisition”). The Arysta Acquisition is expected to be consummated during the first quarter of 2015.

The Purchase Agreement contained customary representations, warranties and agreements of the Escrow Issuer, Platform and the Guarantors, and customary conditions to closing, obligations of the parties and termination provisions. Additionally, the Escrow Issuer, Platform and the Guarantors have agreed to indemnify the Initial Purchasers against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”).

The foregoing summary of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement. A copy of the Purchase Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Certain of the Initial Purchasers and certain of their respective affiliates have, from time to time, provided, and may in the future provide, investment banking, commercial banking and financial advisory services to Platform and its affiliates, for which they have received customary compensation. Certain Initial Purchasers and/or their affiliates are arrangers, lenders and agents under Arysta LifeScience Limited’s existing first lien credit and guaranty agreement and second lien credit and guaranty agreement, and therefore may receive a portion of the net proceeds from this offering. In addition, certain of the Initial Purchasers and their affiliates, including Credit Suisse Securities (USA) LLC, Barclays Capital Inc., Barclays Bank PLC, UBS Securities LLC, Nomura International plc and Nomura Securities International, Inc., are acting as financial advisors to Platform in connection with the Arysta Acquisition and certain Initial Purchasers and their affiliates, including Credit Suisse Securities (USA) LLC, Barclays Capital Inc., Barclays Bank PLC, UBS Securities LLC and Nomura Securities International, Inc. are lenders and/or agents under Platform’s senior secured credit facility and are expected to act as arrangers and lenders for certain senior unsecured bridge loans for the purposes of financing the Arysta Acquisition and the fees and expenses in connection therewith, the commitment for which will be reduced by the amount of the offering of the Additional USD Notes. Such Initial Purchasers and their affiliates have received customary compensation and reimbursement for these commercial banking, investment banking or financial advisory transactions.

Indenture

On February 2, 2015, the Escrow Issuer completed the private offering of $100 million aggregate principal amount of Additional USD Notes, $1.00 billion aggregate principal amount of 6.500% senior notes due 2022 denominated in U.S. dollars (the “Initial USD Notes,” and together with the Additional USD Notes, the “USD Notes”), and €350 million aggregate principal amount of 6.000% senior notes due 2023 denominated in euros (the “EUR Notes” and together with the USD Notes, the “Notes”).

The Additional USD Notes constitute a further issuance of Initial USD Notes and have the same terms as, and are fungible and form a single series with, the Initial USD Notes.

The Notes have not been registered under the Securities Act, or the securities laws of any other jurisdiction, and unless so registered, the securities may not be offered or sold in the United States, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. The Notes were issued by the Escrow Issuer to Credit Suisse Securities (USA) LLC and Barclays Capital Inc. and the other Initial Purchasers in a private offering pursuant to Section 4(2) of the Securities Act and were resold by the Initial Purchasers in the United States to qualified institutional buyers in accordance with Rule 144A under the Securities Act and to non-U.S. persons in compliance with Regulation S under the Securities Act only. Platform relied on these exemptions from registration based in part on representations made by the Initial Purchasers in the Purchase Agreement.

The Notes are governed by an indenture, dated February 2, 2015, by and among the Escrow Issuer, , Computershare Trust Company, N.A., as trustee , paying agent and registrar for the USD Notes (the “Trustee”), and Société Générale Bank & Trust, as paying agent, transfer agent, and registrar for the EUR Notes (the “Indenture”).

If the closing of the Arysta Acquisition does not occur on or before August 17, 2015, the Indenture requires that the Escrow Issuer redeem all and not less than all of the Notes then outstanding, upon not less than 10 days’ notice, at a redemption price equal to the principal amount of the Notes plus accrued interest, if any, to, but not including, the redemption date (the “Mandatory Redemption). If the closing of the Arysta Acquisition does occur prior to August 17, 2015, then all amounts in the escrow account will be released to the Escrow Issuer to fund the Arysta Acquisition on or prior to the date that the Arysta Acquisition closes. Upon the closing of the Arysta Acquisition, the foregoing provisions regarding the Mandatory Redemption will cease to apply and the Escrow Issuer will merge with an into Platform, with Platform continuing as the surviving corporation (the “Merger”), and Platform will assume the obligations of the Escrow Issuer under the Notes and the Indenture governing the Notes pursuant to a first supplemental indenture. There can be no assurance that the Arysta Acquisition will be consummated or that the Merger will take place.

The USD Notes and the EUR Notes will mature on February 1, 2022 and February 1, 2023, respectively, unless earlier redeemed. The USD Notes and the EUR Notes will bear interest at a rate of 6.500% and 6.000% per year, respectively, until maturity. Interest will be payable in cash, semi-annually in arrears, on February 1 and August 1 of each year, beginning on August 1, 2015. The Escrow Issuer, and after the Merger, Platform, will make each interest payment to the holders of record to be determined on the immediately preceding January 15 and July 15.

Upon the Merger and the entry into a first supplemental indenture, the Guarantors, which guarantee Platform’s senior secured credit facility from time to time, will unconditionally guarantee the Notes on an unsecured senior basis.

Upon the Merger, the Notes will be (i) Platform’s senior unsecured obligations, will rank equally in right of payment with all of Platform’s existing and future senior unsecured debt and will rank senior in right of payment to all of Platform’s existing and future unsecured subordinated debt;(ii) effectively subordinated to Platform’s secured indebtedness, including the debt outstanding under Platform’s amended and restated credit agreement, to the extent of the value of the assets securing such debt, and will be structurally subordinated to indebtedness and other liabilities, including trade payables, of Platform’s non-guarantor subsidiaries; and. (iii) jointly and severally, fully and unconditionally guaranteed on a senior unsecured basis by each Guarantor and any current and future direct and indirect domestic subsidiaries of Platform that guarantees Platform’s amended and restated credit agreement.

The Escrow Issuer, and after the Merger, Platform, will also have the option to redeem all or a portion of the Notes at any time on or after February 1, 2018 at the redemption prices set forth in the Indenture. In addition, the Escrow Issuer may, and after the Merger, Platform may, before February 1, 2018, redeem up to 35% of the aggregate principal amount of the USD Notes and/or EUR Notes with the net proceeds of certain equity offerings at the redemption price set forth in the Indenture subject to certain conditions. In addition, the Escrow Issuer, and after the Merger, Platform, may redeem all or a portion of the USD Notes and/or EUR Notes at any time prior to February 1, 2018 at a price equal to 100% of the principal amount plus a “make-whole” premium plus accrued and unpaid interest, if any, to, but excluding, the date of redemption.

The Indenture also provides that the Escrow Issuer, and upon consummation of the Merger, Platform and Platform’s restricted subsidiaries, may enter into certain limited sale transactions of equity and/or assets (each such transaction, an “Asset Sale”).  In the event an Asset Sale occurs while any Notes remain outstanding, the Escrow Issuer, and upon consummation of the Merger, Platform and Platform’s restricted subsidiaries, are permitted to apply the net proceeds received from such Asset Sale to certain permitted uses.  In the event any proceeds of such Asset Sale are not used for a permitted use (as defined in the Indenture), and such proceeds exceed $100 million, the Escrow Issuer, and upon consummation of the Merger, Platform, is required within certain periods following the Asset Sale to make an offer to all holders of the Notes then outstanding (and the holders of any pari passu indebtedness) to purchase the maximum aggregate principal amount of the Notes (and any pari passu indebtedness) that may be purchased out of such at an offer price equal to 100% of the principal amount of the Notes, plus accrued and unpaid interest, to the date fixed for the closing of such offer.

If a change of control of the Escrow Issuer, or after the Merger, Platform, occurs, unless the Escrow Issuer, or after the Merger, Platform, has previously or concurrently mailed a redemption notice with respect to all the outstanding Notes, the Escrow Issuer, or after the Merger, Platform, will make an offer to purchase all of the Notes at a price in cash equal to 101% of the aggregate principal amount, plus accrued and unpaid interest, if any, to the date of the purchase, subject to the rights of holders of the Notes of record on the relevant record date to receive interest due on the relevant interest payment date.

The Indenture contains covenants that limit the Escrow Issuer’s and after the Merger,  Platform’s, ability, (and its restricted subsidiaries’ ability) to, among other things: (i) incur additional indebtedness; (ii) pay dividends and make other distribution or repurchase or redeem  capital stock; (iii) prepay, redeem or repurchase certain debt; (iv) make loans and investments; (v) sell, transfer and otherwise dispose of assets; (vi) incur or permit to exist certain liens; (vii) enter into transactions with affiliates; (viii) enter into agreements restricting  subsidiaries’ ability to pay dividends; and (ix) consolidate, amalgamate, merge or sell all or substantially all assets. The Indenture also provides for events of default, which, if any of them occurs, would permit or require the principal, premium (if any), interest and other monetary obligations on all of the then-outstanding Notes to become due and payable immediately.

The Indenture provides for customary events of default which include (subject in certain instances to customary grace and cure periods), among other things:

•	failure to pay any principal when due under the Notes;

•	failure to pay for 30 days or more any interest when due under the Notes;

•	failure to observe or perform certain covenants or agreements under the Notes;

•	failure to comply with any material terms of the escrow and security agreement governing the escrow account;

•	a default in or failure to pay certain other indebtedness;

•	failure to pay final judgments for certain amounts of money; and

•	certain bankruptcy events.

If any event of default occurs and is continuing under the Indenture, the Trustee or the holders of not less than 25% of the aggregate principal amount of all then outstanding Notes may declare the principal, premium, if any, interest and any other monetary obligations on all the then outstanding Notes to be due and payable immediately. If an event of default involving certain bankruptcy events occurs, payment of principal of, and interest on, the Notes will be accelerated without any action on the part of the Trustee or any holder of Notes.

A copy of the Indenture, the form of the USD Note and the form of the EUR Note are filed with this Current Report on Form 8-K as Exhibits 4.1, 4.2 and 4.3, respectively, and are incorporated herein by reference herein. The foregoing summary description of the Indenture, the form of the USD Note and the form of the EUR Note and transactions contemplated thereby is not intended to be complete, and is qualified in its entirety by the complete text of the Indenture, the form of the USD Note and the form of the EUR Note.

 Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 of this Current Report on Form 8-K under “Indenture” is hereby incorporated in this Item 2.03 by reference.

Item 7.01   Regulation FD Disclosure.

On February 2, 2015, Platform issued a press release announcing the closing of the Notes offering, a copy of which is furnished herewith as Exhibit 99.1, and is incorporated herein by reference.

The information contained in this Item 7.01, and Exhibit 99.1 attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.  Such information shall not be incorporated by reference into any filing of Platform, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.

Item 9.01   Financial Statements and Exhibits.

 (d)           Exhibits

Exhibit Number	Exhibit Title
4.1	Indenture, dated as of February 2, 2015, among PSPC Escrow Corp., Computershare Trust Company, N.A., and Société Générale Bank & Trust.
4.2	Form of 6.500% senior notes due 2022 denominated in U.S. dollars (included as Exhibit A-1 to Exhibit 4.1 hereto).
4.3	Form of 6.000% senior notes due 2023 denominated in euros (included as Exhibit A-2 to Exhibit 4.1 hereto).
10.1
Purchase Agreement, dated January 29, 2015, by and among PSPC Escrow Corp., Platform Specialty Products Corporation, Credit Suisse Securities (USA) LLC and Barclays Capital Inc., as representatives of the Initial Purchasers, and the Guarantors named therein.

99.1	Press release issued on February 2, 2015, announcing the closing of the Notes offering (furnished only).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLATFORM SPECIALTY PRODUCTS CORPORATION

February 3, 2015	By:	/s/ Frank J. Monteiro
	Name:	Frank J. Monteiro
	Title:	Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Title
4.1	Indenture, dated as of February 2, 2015, among PSPC Escrow Corp., Computershare Trust Company, N.A., and Société Générale Bank & Trust.
4.2	Form of 6.500% senior notes due 2022 denominated in U.S. dollars (included as Exhibit A-1 to Exhibit 4.1 hereto).
4.3	Form of 6.000% senior notes due 2023 denominated in euros (included as Exhibit A-2 to Exhibit 4.1 hereto).
10.1
Purchase Agreement, dated January 29, 2015, by and among PSPC Escrow Corp., Platform Specialty Products Corporation, Credit Suisse Securities (USA) LLC and Barclays Capital Inc., as representatives of the Initial Purchasers, and the Guarantors named therein.

99.1	Press release issued on February 2, 2015, announcing the closing of the Notes offering (furnished only).